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PREFERRED INCOME MANAGEMENT FUND INCORPORATED

Dear Shareholder:

    The Preferred Income Management Fund stayed on an even course in its fiscal first quarter despite an unsettled interest rate environment. The Fund earned total returns on net asset value ("NAV") of 1.5% in the fiscal quarter and 17.2% in the twelve months ending February 28, 1997. The shares' market performance was helped by a steady to improving discount from NAV, which was around 4% at the end of the quarter.

    The bulk of the Fund's return in the first quarter came from its preferred stock portfolio. The "creeping scarcity" of traditional preferred stocks that qualify for the intercorporate Dividends Received Deduction (the "DRD") accelerated due to a surge in retirements of traditional preferreds, either through redemptions or tender offers. Market levels for the remaining issues strengthened as investors sought to reinvest and, perhaps, to anticipate further redemptions.

    Retirements of outstanding traditional preferred stocks reflect a scramble by issuers to capture tax benefits by refinancing those preferreds with a newer type of hybrid preferred that is similar in some respects, but not eligible for the DRD. The trend was accentuated after the Federal Reserve decided last October to allow banks to count hybrid preferreds issued by them as basic equity capital for regulatory purposes. The Fund has been able to take advantage of some attractive trading opportunities produced by all this activity in hybrid preferreds.

    The Fund has also benefited from increasing its position in undervalued adjustable rate preferred stocks ("ARPs"). On February 28, 1997, ARPs accounted for 37% of our portfolio, compared to 23% a year earlier. It now appears that the market is anticipating "redemption fever" spilling over into ARPs, many of which are selling at discounts to their redemption prices.

    The Fund made money on its hedges in the last quarter due to the decline in Treasury bond prices caused by an increase in long term interest rates of over 3/8%. However, that was just the frosting on the cake. Our hedges included "out-of-the-money" put options on Treasury bond futures, which are analogous to an insurance policy with a deductible. Consequently, a somewhat greater rise in interest rates and a larger decline in bond prices would have been needed to produce really big hedging gains.

    Much of the activity in the preferred market now is tax related, which is both an opportunity and a risk. All of the Administration's tax proposals affecting both traditional and hybrid preferreds, which we have previously discussed in these letters, have been included in its fiscal 1998 budget. We are watching the debate in Congress closely.

    We want to welcome a new addition to the Fund's Board of Directors, David Gale. He brings special expertise to this assignment by virtue of having headed up the preferred stock departments at two major Wall Street firms during the course of his career. We look forward to working with him.

                                          Sincerely,
                                          Robert T. Flaherty
                                          CHAIRMAN OF THE BOARD

March 13, 1997
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Preferred Income Management Fund Incorporated

SUMMARY OF INVESTMENTS

FEBRUARY 28, 1997 (UNAUDITED)
-------------------------------

                                                                                                              PERCENT OF
                                                                                                   VALUE       TOTAL NET
                                                                                                  (000'S)       ASSETS
                                                                                                -----------  -------------
ADJUSTABLE RATE PREFERRED STOCKS
    Utilities.................................................................................  $    13,692          6.2%
    Banking...................................................................................       67,141         30.4
                                                                                                -----------        -----
        Total Adjustable Rate.................................................................       80,833         36.6
                                                                                                -----------        -----
 FIXED RATE PREFERRED STOCKS AND SECURITIES
    Utilities.................................................................................       83,817         38.0
    Banking...................................................................................       12,351          5.6
    Financial Services........................................................................       18,590          8.4
    Industrial................................................................................       10,384          4.7
    Insurance.................................................................................        5,482          2.5
                                                                                                -----------        -----
        Total Fixed Rate......................................................................      130,624         59.2
                                                                                                -----------        -----
TOTAL PREFERRED STOCKS AND SECURITIES.........................................................      211,457         95.8
COMMON STOCKS
    Utilities.................................................................................        4,170          1.9
REPURCHASE AGREEMENT..........................................................................        2,134          1.0
PURCHASED PUT OPTIONS.........................................................................        2,781          1.2
                                                                                                -----------        -----
TOTAL INVESTMENTS.............................................................................      220,542         99.9
OTHER ASSETS AND LIABILITIES (NET)............................................................          291          0.1
                                                                                                -----------        -----
        TOTAL NET ASSETS......................................................................  $   220,833        100.0%
                                                                                                -----------        -----
                                                                                                -----------        -----

FINANCIAL DATA

PER SHARE OF COMMON STOCK (UNAUDITED)
---------------------------------------

                                                                                                              DIVIDEND
                                                                    DIVIDEND     NET ASSET   NYSE CLOSING   REINVESTMENT
                                                                      PAID         VALUE         PRICE        PRICE (1)
                                                                   -----------  -----------  -------------  -------------
December 31, 1996................................................   $   0.140    $   15.07    $    14.625     $   14.73
January 31, 1997.................................................       0.087        14.94         14.250         14.37
February 28, 1997................................................       0.087        15.21         14.625         14.70

------------

(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

                                       2
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                                   Preferred Income Management Fund Incorporated

                                           STATEMENT OF CHANGES IN NET ASSETS(1)

                                THREE MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)
                                ------------------------------------------------

OPERATIONS:
    Net investment income................................................................................  $   2,974,736
    Net realized gain on investments sold................................................................        756,043
    Net unrealized depreciation of investments during the period.........................................       (898,958)
                                                                                                           -------------
        Net increase in net assets from operations.......................................................      2,831,821

DISTRIBUTIONS:
    Dividends paid from net investment income to MMP* Shareholders.......................................       (880,061)
    Distributions paid from net realized capital gains to MMP* Shareholders..............................         (2,315)
    Dividends paid from net investment income to Common Stock Shareholders...............................     (2,476,506)
    Distributions paid from net realized capital gains to Common Stock Shareholders......................       (480,383)
                                                                                                           -------------
        Net decrease in net assets.......................................................................     (1,007,444)

NET ASSETS:
    Beginning of period..................................................................................    221,840,355
                                                                                                           -------------
    End of period........................................................................................  $ 220,832,911
                                                                                                           -------------
                                                                                                           -------------

                                                         FINANCIAL HIGHLIGHTS(1)

                                THREE MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                          ------------------------------------------------------

OPERATING PERFORMANCE:
    Net asset value, beginning of period.................................................................  $       15.31
                                                                                                           -------------
    Net investment income................................................................................           0.32
    Net realized gain and unrealized depreciation on investments.........................................          (0.03)
                                                                                                           -------------
    Net increase in net asset value resulting from investment operations.................................           0.29

DISTRIBUTIONS:
    Dividends declared to MMP* Shareholders..............................................................          (0.09)
    Distributions paid from net realized capital gains to MMP* Shareholders..............................          (0.00)#
    Dividends paid from net investment income(2).........................................................          (0.26)
    Distributions paid from net realized capital gains(3)................................................          (0.05)
    Change in accumulated undeclared dividends on MMP* Shareholders......................................           0.01
                                                                                                           -------------
    Total from distributions.............................................................................          (0.39)
                                                                                                           -------------
    Net asset value, end of period.......................................................................  $       15.21
                                                                                                           -------------
                                                                                                           -------------
    Market value, end of period..........................................................................  $      14.625
                                                                                                           -------------
                                                                                                           -------------
    Net assets, end of period............................................................................  $ 220,832,911
                                                                                                           -------------
                                                                                                           -------------
    Common shares outstanding, end of period.............................................................      9,416,743
                                                                                                           -------------
                                                                                                           -------------

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS/SUPPLEMENTAL DATA:
    Net investment income................................................................................           6.31%**
    Operating expenses...................................................................................           1.66%**

    Portfolio turnover rate..............................................................................             17%

---------------

(1) These tables summarize the three months ended February 28, 1997 and should be read in conjuction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1996.
(2) Includes dividends earned, but not paid out, in prior fiscal year.
(3) Paid from capital gains realized, but not paid out, in prior fiscal year.
 * Money Market Cumulative Preferred-TM- Stock.
 ** Annualized.
 # Amount represents less than $0.01 per share.

DIRECTORS

  Martin Brody
  Donald F. Crumrine, CFA
  David Gale
  Robert T. Flaherty, CFA
  Morgan Gust
  Robert F. Wulf, CFA

OFFICERS

  Robert T. Flaherty, CFA
    Chairman of the Board
    and President

  Donald F. Crumrine, CFA
    Vice President
    and Secretary

  Robert M. Ettinger, CFA
    Vice President

  Peter C. Stimes, CFA
    Vice President
    and Treasurer

  Carl D. Johns
    Assistant Treasurer

INVESTMENT ADVISER

   Flaherty & Crumrine Incorporated
   e-mail: flaherty@westworld.com

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
  INCOME MANAGEMENT FUND?

  - If your shares are held in a Brokerage
    Account, contact your Broker.

  - If you have physical possession of your shares in certificate form, contact the Fund's Transfer
    Agent & Shareholder Servicing Agent --
          First Data Investor Services Group, Inc.
            (FDISG)
              P.O. Box 1376
              Boston, MA 02104
              1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED
INCOME MANAGEMENT FUND INCORPORATED FOR THEIR
INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR
REPRESENTATION INTENDED FOR USE IN THE PURCHASE
OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES
MENTIONED IN THIS REPORT.

3203-QI

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                                   Quarterly
                                     Report

                               February 28, 1997